UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 18, 2009

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2915 Waters Road, Suite 108 Eagan, Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2009, the Board of Directors of  Hypertension Diagnostics, Inc. (the “Company”) approved the recommendations of the Company’s Compensation Committee and adopted:  (i) a compensation structure for the Board of Directors (the “Board of Directors Compensation Plan”); (ii) the issuance of an option grant to the Company’s President (the “Option Grant to the President”); and (iii) a compensation plan for the Company’s Chief Executive Officer (the “CEO Compensation Plan”).

The Board of Directors Compensation Plan provides that for calendar year 2010 each independent Board member shall be authorized to receive a grant of options to purchase 225,000 shares of the Company’s common stock for his 2010 year of service as a Board member.  These options shall vest over four quarters beginning March 31, 2010.  The exercise price of the options has been set at $0.11, which was the closing bid price of the Company’s common stock on December 17, 2009, the date of grant.  The options have a term of 10 years.

Name	Option Award for Board Service
Kenneth Brimmer, Director	225,000
Larry Leitner, Director	225,000
Alan Stern, Director	225,000
Dr. Jay Cohn, Director	225,000
Total	900,000

The Option Grant to the President provides that Gregory H. Guettler, the Company’s President, is authorized to receive a grant of options to purchase 400,000 shares of the Company’s common stock as part of his calendar year 2010 compensation.  These options will vest over eight quarters beginning March 31, 2010. The exercise price of the options has been set at $0.11, which was the closing bid price of the Company’s common stock on December 17, 2009, the date of grant.  The options have a term of 10 years.

The CEO Compensation Plan provides that for calendar year 2010 that Mark N. Schwartz, the Company’s Chairman and Chief Executive Officer, is authorized to receive an annual salary of $150,000.  Additionally, the board approved the continuation of the Company’s CEO Deferred Compensation Plan, originally adopted in January, 2006 and that the number of “phantom shares” granted each month be increased from 175,000 to 225,000.  All other terms of the current CEO Deferred Compensation Plan shall remain in effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.

	By:	/s/ Mark N. Schwartz
Its Chairman of the Board
Dated: December 18, 2009		and Chief Executive Officer